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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Definitive Proxy Statement
|X|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-12

                                   |_|  Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))


                       PEGASUS COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
                  |X| No Fee required.

                  |_| Fee computed on table below per Exchange Act Rules
                      14a-6(i)(1) and 0-11.

                  1) Title of each class of securities to which transaction applies:

                  2) Aggregate number of securities to which transaction applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  4)  Proposed maximum aggregate value of transaction:

                  5)  Total fee paid:

                  |_| Fee paid previously with preliminary materials.

                  |_| Check box if any part of the fee is offset as provided by
                      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  1)  Amount Previously Paid:


                  2)  Form, Schedule or Registration Statement no.:


                  3)  Filing Party:


                  4)  Date Filed:



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                                      LOGO


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                       PEGASUS COMMUNICATIONS CORPORATION
                  c/o PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
                                    SUITE 200
                              225 CITY LINE AVENUE
                         BALA CYNWYD, PENNSYLVANIA 19004
                                 --------------

              AMENDMENT TO NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 --------------

         The annual meeting of stockholders, previously announced to be held at 9:15 a.m. on Friday, April 27, 2001, at 123 Felton Street, Marlborough Street, Marlborough, Massachusetts, instead will be held on the same date but at a different time and location, as follows:

                  TIME        9:00 a.m.

                  DATE        April 27, 2001

                  PLACE       Le Meridien Hotel
                              250 Franklin Street
                              Boston, Massachusetts




                                            Ted S. Lodge
                                              Secretary



April 13, 2001